UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 26, 2007

U.S. Concrete, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26025	76-0588680
(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 1050, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 499-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

          On March 26, 2007, several subsidiaries of U.S. Concrete, Inc. entered into a contribution agreement with the Edw. C. Levy Co. relating to the formation of a ready-mixed concrete joint venture that will operate in Michigan.  The joint venture will be conducted through a newly formed limited liability company, which will have several operating subsidiaries.  Under the contribution agreement, U.S. Concrete subsidiaries will become members of the limited liability company by contributing their ready-mixed concrete and related concrete products assets in Michigan to the joint venture in exchange for an aggregate 60 percent ownership interest, and Levy will become a member by contributing all of its ready-mixed concrete and related concrete products assets for a 40 percent ownership interest.  The joint venture, which will operate primarily under the trade name Superior Materials, will own and operate 28 ready-mixed concrete plants, a 24,000-ton cement terminal and approximately 300 ready-mixed concrete trucks.

          The effective date for the contributions under the contribution agreement will be  April 1, 2007.  In conjunction with the contributions and other joint venture formation transactions, a series of ancillary agreements will also be entered into effective as of that date.

          For financial reporting purposes, U.S. Concrete expects to include the joint venture in U.S. Concrete’s consolidated accounts.  The joint venture will also establish its own credit facility apart from U.S. Concrete’s current revolving credit facility for working capital needs and general corporate purposes.

          The terms of the contribution agreement, a copy of which is being filed as Exhibit 10.1 to this report, are hereby incorporated by reference in their entirety.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit

10.1

Contribution Agreement dated as of March 26, 2007 by and among BWB, Inc. of Michigan, Builders’ Redi-Mix, LLC, Kurtz Gravel Company, Superior Materials, Inc., USC Michigan, Inc., Edw. C. Levy Co. and Superior Joint Venture, LLC.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: March 30, 2007	By:	/s/ Robert D. Hardy

Robert D. Hardy
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

10.1

Contribution Agreement dated as of March 26, 2007 by and among BWB, Inc. of Michigan, Builders’ Redi-Mix, LLC, Kurtz Gravel Company, Superior Materials, Inc., USC Michigan, Inc., Edw. C. Levy Co. and Superior Joint Venture, LLC.